                                                                      APPENDIX 1

CALCULATION OF CLASS Y PRINCIPAL REDUCTION AMOUNTS

            Class Y Principal Reduction Amounts:  For any Distribution Date
the amounts by which the principal balances of the REMIC I Y-1, Y-2 and  Y-3
Regular Interests respectively will be reduced on such distribution date by the allocation of Realized Losses and the distribution of principal, determined as follows:

First for each of Group I, Group II and Group III determine the weighted average pass-through rate for that Group for distributions of interest that will be made on the next succeeding Distribution Date (the "Group Interest
Rate").  The Principal Reduction Amount for each of the Class Y Certificates will be determined pursuant to the "Generic solution for the Class Y
Principal Reduction Amounts" set forth below (the "Generic Solution") by making identifications among the actual Groups and their related Class Y and
Class Z Certificates and weighted average pass-through rates and the Groups named in the Generic Solution and their related Class Y and Class Z
Certificates as follows:

A.  Determine which Group has the lowest Group Interest Rate.  That Group will be identified with Group AA and the REMIC I  Y Regular Interest and
REMIC I Z Regular Interest  related to that Group will be respectively identified with the Class YAA and Class ZAA Certificates.  The Group Interest
Rate for that Group will be identified with J%.  If two or more Groups have the lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through C of this definition.

B. Determine which Group has the second lowest Group Interest Rate.  That
Group will be identified with Group BB and the REMIC I Y Regular Interest and
REMIC I Z Regular Interest related to that Group will be respectively identified with the Class BB and Class ZBB Certificates.  The Group Interest
Rate for that Group will be identified with K%.  If two or more Groups have the second lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through C of this definition.

C.  Determine which Group has the third lowest Group Interest Rate.  That
Group will be identified with Group CC and the REMIC I Y Regular Interest and
REMIC I Z Regular Interest related to that Group will be respectively identified with the Class YCC and Class ZCC Certificates.  The Group Interest
Rate for that Group will be identified with L%.  If two or more Groups have the third lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through C or this definition.

            Generic Solution for Class Y Principal Reduction Amounts:  For
any Distribution Date, the amounts by which the principal balances of the
Class YAA, Class YBB and Class YCC Regular Interests respectively will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

PJB =       the Group AA Subordinate Balance after the allocation of Realized
      Losses and distributions of principal on such Distribution Date.

PLB =       the Group CC Subordinate Balance after the allocation of Realized
      Losses and distributions of principal on such Distribution Date.

PKB = the Group BB Subordinate Balance after the allocation of Realized
      Losses and distributions of principal on such Distribution Date.

R =   the Class CB Certificate Interest Rate = (J%PJB + L%PLB + K%PKB)/(PJB +
PLB + PKB)

R1 =  the weighted average of the Pass-Through Rates for the Group AA and
Group BB Loans
      = (J% (Pj - ΔPj) + K%
(Pk - ΔPk))/(Pj - ΔPj + Pk - ΔPk)

R2 =  the weighted average of the Pass-Through Rates for the Group CC and
Group BB Loans
      = (L% (Pl - ΔPl) + K%
(Pk - ΔPk))/(Pl - ΔPl + Pk - ΔPk)

r1 =  the weighted average of the Class YAA and Class YBB Certificate
Interest Rates
      = (J% Yj + K% Yk)/(Yj + Yk)

r2 =  the weighted average of the Class YCC and Class YBB Certificate
Interest Rates
      = (L% Yl + K% Yk)/(Yl + Yk)

Yj =  the Class YAA Principal Balance after distributions on the prior
      Distribution Date.

Yl =  the Class YCC Principal Balance after distributions on the prior
      Distribution Date.

Yk =  the Class YBB Principal Balance after distributions on the prior
      Distribution Date.

ΔYj =       the Class YAA Principal Reduction Amount.

ΔYl =       the Class YCC Principal Reduction Amount.

ΔYk =       the Class YBB Principal Reduction Amount.

Zj =  the Class ZAA Principal Balance after distributions on the prior
      Distribution Date.

Zl =  the Class ZCC Principal Balance after distributions on the prior
      Distribution Date.

Zk =  the Class ZBB Principal Balance after distributions on the prior
      Distribution Date.

ΔZj =       the Class ZAA Principal Reduction Amount.

ΔZl =       the Class ZCC Principal Reduction Amount.

ΔZk =       the Class ZBB Principal Reduction Amount.

Pj =  the aggregate of the Class YAA and Class ZAA Principal Balances after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the Group AA Loans [reduced by the Class
      AA-P-M [and Class R-1] Principal Balanc[e]].
=     Yj + Zj

Pl =  the aggregate of the Class YCC and Class ZCC Principal Balances after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the Group CC Loans [reduced by the Class
      CC-P-M [and Class R-1] Principal Balance[s]].
    = Yl + Zl =

Pk =  the aggregate of the Class YBB and Class ZBB Principal Balances after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the Group BB Loans [reduced by the Class
      BB-P-M [and Class R-1] Principal Balance[s]].
=     Yk + Zk

ΔPj = the aggregate principal reduction resulting on such Distribution
      Date on the Group AA Loans as a result of principal distributions
      (exclusive of any distributions made pursuant to clauses (a)(iv),
      (b)(v) or (c)(iv) of the definition of the REMIC I Distribution Amount)
      to be made and Realized Losses to be allocated on such Distribution
      Date[, reduced by the portion , if any, of such reduction allocable to the Class AA-P-M Regular Interest [or the Class R-1 Certificate]],
      which is equal to the aggregate of the Class YAA and Class ZAA
      Principal Reduction Amounts.
=     ΔYj + ΔZj

ΔPl=  the aggregate principal reduction resulting on such Distribution
      Date on the Group CC Loans as a result of principal distributions
      (exclusive of any distributions made pursuant to clauses (d)(i) of the definition of the REMIC I Distribution Amount) to be made and Realized
      Losses to be allocated on such Distribution Date[, reduced by the portion , if any, of such reduction allocable to the Class CC-P-M
      Regular Interest [or the Class R-1 Certificate]], which is equal to the aggregate of the Class YCC and Class ZCC Principal Reduction Amounts.
=     ΔYl + ΔZl

ΔPk = the aggregate principal reduction resulting on such Distribution
      Date on the Group BB Loans as a result of principal distributions
      (exclusive of any distributions made pursuant to clause (d)(i) of the definition of the REMIC I Distribution Amount) to be made and Realized
      Losses to be allocated on such Distribution Date[, reduced by the portion , if any, of such reduction allocable to the Class BB-P-M
      Regular Interest [or the Class R-1 Certificate]], which is equal to the aggregate of the Class YBB and Class ZBB Principal Reduction Amounts.
=     ΔYk + ΔZk

α =   .0005

γ1 =  (R - R1)/(L% - R).  If R=>K%, γ1 is a non-negative number unless its denominator is zero, in which event it is undefined.

γ2 =  (R - J%)/( R2 - R).  If R<K%, γ2 is a non-negative number.

If γ1 is undefined, ΔYj = Yj, ΔYl = (Yl/Pl)ΔPl, and
      ΔYk = Yk.

If γ2 is zero, ΔYl = Yl, ΔYj = (Yj/Pj)ΔPj, and
      ΔYk = Yk.

In the remaining situations, ΔYj, ΔYl and ΔYk shall be
      defined as follows:

I.  If R=>K% and r1=> R1, make the following additional definitions:

δYk = ((J% - R1)/(K% - R1))Yj + Yk

δYk is a number between Yk and 0 such that (J%Yj + K%( Yk.-
      δYk))/(Yj + Yk.- δYk) = R1.

Y4 =  Yj + Yk.- δYk

P4 =  Pj + Pk.

ΔY4 =       ΔYj + ΔYk.- δYk

1.    If Yl - α(Pl - ΔPl) => 0, Y4- α(P4 - ΔP4) => 0,
   and γ1(P4 - ΔP4) < (Pl - ΔPl),
   ΔYl = Yl - αγ1(P4 - ΔP4) and
   ΔY4 = Y4 - α(P4 - ΔP4).
2.    If Yl - α(Pl - ΔPl) => 0, Y4 - α(P4 - ΔP4) =>
   0, and γ1(P4 - ΔP4) => (Pl - ΔPl),
   ΔYl = Yl - α(Pl - ΔPl) and
   ΔY4 = Y4 - (α/γ1)(Pl - ΔPl).
3.    If Yl - α(Pl - ΔPl) < 0, Y4 - α(P4 - ΔP4) => 0,
   and Y4 - α(P4 - ΔP4) => Y4 - (Yl/γ1),
   ΔYl = Yl - αγ1(P4 - ΔP4) and
   ΔY4 = Y4 - α(P4 - ΔP4).
4.    If Yl - α(Pl - ΔPl) < 0, Y4 - (Yl/γ1) => 0, and
   Y4 - α(P4 - ΔP4) <= Y4 - (Yl/γ1), ΔYl = 0 and
   ΔY4 = Y4 - (Yl/γ1).
5.    If Y4 - α(P4 - ΔP4) < 0, Y4 - (Yl/γ1) < 0, and
   Yl - α(Pl - ΔPl) <= Yl - (γ1Y4),
   ΔYl = Yl - (γ1Y4) and ΔY4 = 0.
6.    If Y4 - α(P4 - ΔP4) < 0, Yl - α(Pl - ΔPl) => 0,
   and Yl - α(Pl - ΔPl) => Yl - (γ1Y4),
   ΔYl = Yl - α(Pl - ΔPl) and
   ΔY4 = Y4 - (α/γ1)(Pl - ΔPl).

ΔYj = [Yj/(Yj + Yk - δYk)]ΔY4

ΔYk = δYk + [(Yk - δYk)/(Yj + Yk - δYk)]ΔY4

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and
Class Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1.    Making the ratio of (Yl - ΔYl ) to (Y4 - ΔY4 ) equal to γ1 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Class YAA, Class YCC, Class YBB, Class ZAA Class ZCC
      and Class ZBB Regular Interests is greater than or equal to zero for such Distribution Date;
2.    Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the Class YAA and Class ZAA Principal Balances, the Class
      YCC Principal Balance less than or equal to 0.0005 of the sum of the
      Class YCC and Class ZCC Principal Balances and the Class YBB Principal
      Balance less than or equal to 0.0005 of the sum of the Class YBB and
      Class ZBB Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and
3.    Making the larger of (a) the fraction whose numerator is (Yl - ΔYl )
      and whose denominator is the sum of (Yl - ΔYl) and (Zl - ΔZl) and (b)
      the fraction whose numerator is (Y4 - ΔY4) and whose denominator is the sum of (Y4 - ΔY4), (Zj - ΔZj) and (Zk - ΔZk) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the  definition of
ClassY Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related Class P-M
Certificates and (b) the remainder of the Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related Class P-M Certificates, (ii) to the related Class X-M Certificates and (iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the Class Y Principal
Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocation of ΔY4 between ΔYj and ΔYk cannot be achieved because either ΔYj as so defined is greater than ΔPj or
ΔYk as so defined is greater than ΔPk, such an allocation shall be made as close as possible to the formula allocation within the requirement that ΔYj <
ΔPj and ΔYk < ΔPk.

II.  If R=>K% and r1<R1, make the following additional definitions:

δYj = Yj + ((R1 - K%)/(R1 - J%))Yk

δYj is a number between Yj and 0 such that (J%(Yj - δYj)  +
      K%Yk)/(Yj - δYj + Yk.) = R1.

Y5 =  Yj - δYj + Yk.

P5 =  Pj + Pk.

ΔY5 =       ΔYj - δYj + ΔYk.

1.    If Yl - α(Pl - ΔPl) => 0, Y5- α(P5 - ΔP5) => 0,
   and γ1(P5 - ΔP5) < (Pl - ΔPl),
   ΔYl = Yl - αγ1(P5 - ΔP5) and
   ΔY5 = Y5 - α(P5 - ΔP5).
2.    If Yl - α(Pl - ΔPl) => 0, Y5 - α(P5 - ΔP5) =>
   0, and γ1(P5 - ΔP5) => (Pl - ΔPl),
   ΔYl = Yl - α(Pl - ΔPl) and
   ΔY5 = Y5 - (α/γ1)(Pl - ΔPl).
3.    If Yl - α(Pl - ΔPl) < 0, Y5 - α(P5 - ΔP5) => 0,
   and Y5 - α(P5 - ΔP5) => Y5 - (Yl/γ1),
   ΔYl = Yl - αγ1(P5 - ΔP5) and
   ΔY5 = Y5 - α(P5 - ΔP5).
4.    If Yl - α(Pl - ΔPl) < 0, Y5 - (Yl/γ1) => 0, and
   Y5 - α(P5 - ΔP5) <= Y5 - (Yl/γ1), ΔYl = 0 and
   ΔY5 = Y5 - (Yl/γ1).
5.    If Y5 - α(P5 - ΔP5) < 0, Y5 - (Yl/γ1) < 0, and
   Yl - α(Pl - ΔPl) <= Yl - (γ1Y5),
   ΔYl = Yl - (γ1Y5) and ΔY5 = 0.
6.    If Y5 - α(P5 - ΔP5) < 0, Yl - α(Pl - ΔPl) => 0,
   and Yl - α(Pl - ΔPl) => Yl - (γ1Y5),
   ΔYl = Yl - α(Pl - ΔPl) and
   ΔY5 = Y5 - (α/γ1)(Pl - ΔPl).

ΔYj = δYj + [(Yj - δYj)/(Yj - δYj + Yk)]ΔY5

ΔYk = [Yk/(Yj - δYj + Yk)]ΔY5

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and
Class Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1.    Making the ratio of (Yl - ΔYl) to (Y5 - ΔY5) equal to γ1 after taking account of the allocation Realized Losses and the distributions that will be made through end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Class YAA, Class YCC, Class YBB, Class ZAA Class ZCC and
      Class ZBB Regular Interests is greater than or equal to zero for such
      Distribution Date;
2.    Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the Class YAA and Class ZAA Principal Balances, the Class
      YCC Principal Balance less than or equal to 0.0005 of the sum of the
      Class YCC and Class ZCC Principal Balances and the Class YBB Principal
      Balance less than or equal to 0.0005 of the sum of the Class YBB and
      Class ZBB Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and
3.    Making the larger of (a) the fraction whose numerator is (Yl - ΔYl) and whose denominator is the sum of (Yl - ΔYl) and (Zl - ΔZl) and (b) the
      fraction whose numerator is (Y5 - ΔY5) and whose denominator is the sum of (Y5 - ΔY5), (Zj - ΔZj) and (Zk - ΔZk) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the  definition of
ClassY Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related Class P-M
Certificates and (b) the remainder of the Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related Class P-M Certificates, (ii) to the related Class X-M Certificates and (iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the Class Y Principal
Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocation of ΔY5 between ΔYj and ΔYk cannot be achieved because either ΔYj as so defined is greater than ΔPj or
ΔYk as so defined is greater than ΔPk, such an allocation shall be made as close as possible to the formula allocation within the requirement that
ΔYj < ΔPj and ΔYk < ΔPk.

III.  If R<=K% and r2=> R2, make the following additional definitions:

δYl = ((K% - R2)/(L% - R2))Yk + Yl

δYl is a number between Yl and 0 such that (K%Yk + L%( Yl.-
      δYl))/(Yk + Yl.- δYl) = R2.

Make the following additional definitions:

Y6 =  Yl - δYl + Yk.

P6 =  Pl + Pk.

ΔY6 =       ΔYl - δYl + ΔYk.

1.    If Y6 - α(P6 - ΔP6) => 0, Yj- α(Pj - ΔPj) => 0,
   and γ2(Pj - ΔPj) < (P6 - ΔP6),
   ΔY6 = Y6 - αγ2(Pj - ΔPj) and
   ΔYj = Yj - α(Pj - ΔPj).
2.    If Y6 - α(P6 - ΔP6) => 0, Yj - α(Pj - ΔPj) =>
   0, and γ2(Pj - ΔPj) => (P6 - ΔP6),
   ΔY6 = Y6 - α(P6 - ΔP6) and
   ΔYj = Yj - (α/γ2)(P6 - ΔP6).
3.    If Y6 - α(P6 - ΔP6) < 0, Yj - α(Pj - ΔPj) => 0,
   and Yj - α(Pj - ΔPj) => Yj - (Y6/γ2),
   ΔY6 = Y6 - αγ2(Pj - ΔPj) and
   ΔYj = Yj - α(Pj - ΔPj).
4.    If Y6 - α(P6 - ΔP6) < 0, Yj - (Y6/γ2) => 0, and
   Yj - α(Pj - ΔPj) <= Yj - (Y6/γ2), ΔY6 = 0 and
   ΔYj = Yj - (Y6/γ2).
5.    If Yj - α(Pj - ΔPj) < 0, Yj - (Y6/γ2) < 0, and
   Y6 - α(P6 - ΔP6) <= Y6 - (γ2Yj),
   ΔY6 = Y6 - (γ2Yj) and ΔYj = 0.
6.    If Yj - α(Pj - ΔPj) < 0, Y6 - α(P6 - ΔP6) => 0,
   and Y6 - α(P6 - ΔP6) => Y6 - (γ2Yj),
   ΔY6 = Y6 - α(P6 - ΔP6) and
   ΔYj = Yj - (α/γ2)(P6 - ΔP6).

ΔYl = δYl + [(Yl - δYl)/(Yl - δYl + Yk)]ΔY6

ΔYk = [Yk/(Yl - δYl + Yk)]ΔY6

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and
Class Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

   1. Making the ratio of (Yj - ΔYj) to (Y6 - ΔY6) equal to γ2 after taking account of the allocation Realized Losses and the distributions that will be made through end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Class YAA, Class YCC, Class YBB, Class ZAA Class ZCC and
      Class ZBB Regular Interests is greater than or equal to zero for such
      Distribution Date;
2.    Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the Class YAA and Class ZAA Principal Balances, the Class
      YCC Principal Balance less than or equal to 0.0005 of the sum of the
      Class YCC and Class ZCC Principal Balances and the Class YBB Principal
      Balance less than or equal to 0.0005 of the sum of the Class YBB and
      Class ZBB Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and
3.    Making the larger of (a) the fraction whose numerator is (Yj - ΔYj) and whose denominator is the sum of (Yj - ΔYj) and (Zh - ΔZj) and
      (b) the fraction whose numerator is (Y6 - ΔY6) and whose denominator is the sum of (Y6 - ΔY6), (Zl - ΔZl) and (Zk - ΔZk) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the  definition of
ClassY Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related Class P-M
Certificates and (b) the remainder of the Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related Class P-M Certificates, (ii) to the related Class X-M Certificates and (iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the Class Y Principal
Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocation of ΔY6 between ΔYl and ΔYk cannot be achieved because either ΔYl as so defined is greater than ΔPl or ΔYk as so defined is greater than ΔPk, such an allocation shall be made as close as possible to the formula allocation within the requirement that ΔYl <
ΔPl and ΔYk < ΔPk.

IV.  If R<K% and r2<R2, make the following additional definitions:

δYk = Yk + ((R2 - L%)/(R2 - K%))Yl

δYk is a number between Yk and 0 such that (K%(Yk - δYk) +
      L%Yl)/(Yk - δYk + Yl.) = R2.

Y7 =  Yk - δYk + Yl.

P7 =  Pk + Pl.

ΔY7 =       ΔYk - δYk + ΔYl.

1.    If Y7 - α(P7 - ΔP7) => 0, Yj- α(Pj - ΔPj) => 0,
   and γ2(Pj - ΔPj) < (P7 - ΔP7),
   ΔY7 = Y7 - αγ2(Pj - ΔPj) and
   ΔYj = Yj - α(Pj - ΔPj).
2.    If Y7 - α(P7 - ΔP7) => 0, Yj - α(Pj - ΔPj) =>
   0, and γ2(Pj - ΔPj) => (P7 - ΔP7),
   ΔY7 = Y7 - α(P7 - ΔP7) and
   ΔYj = Yj - (α/γ2)(P7 - ΔP7).
3.    If Y7 - α(P7 - ΔP7) < 0, Yj - α(Pj - ΔPj) = 0,
   and Yj - α(Pj - ΔPj) => Yj - (Y7/γ2),
   ΔY7 = Y7 - αγ2(Pj - ΔPj) and
   ΔYj = Yj - α(Pj - ΔPj).
4.    If Y7 - α(P7 - ΔP7) < 0, Yj - (Y7/γ2) => 0, and
   Yj - α(Pj - ΔPj) <= Yj - (Y7/γ2), ΔY7 = 0 and
   ΔYj = Yj - (Y7/γ2).
5.    If Yj - α(Pj - ΔPj) < 0, Yj - (Y7/γ2) < 0, and
   Y7 - α(P7 - ΔP7) <= Y7 - (γ2Yj),
   ΔY7 = Y7 - (γ2Yj) and ΔYj = 0.
6.    If Yj - α(Pj - ΔPj) < 0, Y7 - α(P7 - ΔP7) => 0,
   and Y7 - α(P7 - ΔP7) => Y7 - (γ2Yj),
   ΔY7 = Y7 - α(P7 - ΔP7) and
   ΔYj = Yj - (α/γ2)(P7 - ΔP7).

ΔYl = [(Yl/(Yl + Yk - δYk)]ΔY7

ΔYk = δYk + [(Yk  - δYk)/(Yl + Yk - δYk)]ΔY7

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and
Class Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

   1. Making the ratio of (Yj - ΔYj) to (Y7 - ΔY7) equal to γ2 after taking account of the allocation Realized Losses and the distributions that will be made through end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Class YAA, Class YCC, Class YBB, Class ZAA Class ZCC and
      Class ZBB Regular Interests is greater than or equal to zero for such
      Distribution Date;
   2. Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the Class YAA and Class ZAA Principal Balances, the Class
      YCC Principal Balance less than or equal to 0.0005 of the sum of the
      Class YCC and Class ZCC Principal Balances and the Class YBB Principal
      Balance less than or equal to 0.0005 of the sum of the Class YBB and
      Class ZBB Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and
   3. Making the larger of (a) the fraction whose numerator is (Yj - ΔYj) and whose denominator is the sum of (Yj - ΔYj) and (Zj - ΔZj) and (b) the
      fraction whose numerator is (Y7 - ΔY7) and whose denominator is the sum of (Y7 - ΔY7), (Zl - ΔZl) and (Zk - ΔZk) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the  definition of
ClassY Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related Class P-M
Certificates and (b) the remainder of the Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related Class P-M Certificates, (ii) to the related Class X-M Certificates and (iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the Class Y Principal
Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocation of ΔY7 between ΔYl and ΔYk cannot be achieved because either ΔYl as so defined is greater than ΔPl or ΔYk as so defined is greater than ΔPk, such an allocation shall be made as close as possible to the formula allocation within the requirement that ΔYl < ΔPl and ΔYk < ΔPk.